UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021 (October 20, 2021)

ACCRETION ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40940	86-2332228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 17th Street, #1110

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

(720) 328-5070

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one right entitling the holder to receive one-tenth of one share of common stock upon the consummation of an initial business combination, and one-half of one redeemable warrant	ENERU	The Nasdaq Stock Market LLC

Common Stock, par value $0.001 per share	ENER	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to receive one-tenth of one share of common stock upon the consummation of an initial business combination	ENERR	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ENERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 20, 2021, the Registration Statement on Form S-1 (SEC File No. 333-258925) (the “Registration Statement”) relating to the initial public offering of units of Accretion Acquisition Corp. (the “Company”) was declared effective.

On October 20, 2021, the Company entered into various agreements filed as exhibits to the Registration Statement. In addition, the Company filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, and amended and restated its bylaws on October 20, 2021. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus (the “Final Prospectus”), dated October 20, 2021 as filed with the SEC on October 22, 2021. The amendment and restatement of the bylaws did not result in any material changes to the terms of the bylaws as described in the Final Prospectus other than to remove the prohibition of stockholders of the Company from acting via written consent in lieu of a meeting. This Current Report on Form 8-K is being filed solely to file such executed agreements, the amended and restated certificate of incorporation, and the amended and restated bylaws.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between the Company and EarlyBirdCapital, Inc. and Stephens Inc., as representatives of the underwriters.
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
4.1	Warrant Agreement between the Company and Continental Stock Transfer & Trust Company.
4.2	Rights Agreement between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company.
10.2	Stock Escrow Agreement between the Company, Continental Stock Transfer & Trust Company, and the Company’s Initial Stockholders.
10.3	Registration Rights Agreement between the Company and the Company’s Initial Stockholders.
10.4	Form of Indemnification Agreement.
10.5	Form of Letter Agreement from each of the Registrant’s officers, directors and sponsor.
99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2021

ASTREA ACQUISITION CORP.

By:	/s/ Brad Morse
	Name:	Brad Morse
	Title:	Chief Executive Officer